UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2024

THE CORETEC GROUP INC.
(Exact name of registrant as specified in its charter)

Oklahoma	000-54697	73-1479206
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

333 Jackson Plaza, STE 460, Ann Arbor MI	48103
(Address of Principal Executive Offices)	(Zip Code)

(866) 916-0833
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry Into A Material Definitive Agreement

As previously disclosed, on March 1, 2024, The Coretec Group, Inc. (the “Company”) entered into a Share Exchange Agreement (the “Share Exchange Agreement”) with Core Optics, LLC, a Virginia limited liability company (“Core Optics”), Core Optics Co., Ltd., a Republic of Korea corporation (“Operating Subsidiary”) and Core SS LLC, a Virginia limited liability company (the “Member”), which Member holds all outstanding membership interests in Core Optics.

On June 27, 2024, the Company, Core Optics, the Operating Subsidiary and the Member entered into an amendment to the Share Exchange Agreement (the “Amendment Agreement”).

Pursuant to the Amendment Agreement the parties have agreed to amend Sections 1.1, 9 and 10 of the Share Exchange Agreement. These amendments are intended to memorialize the understanding between the parties related to the beneficial holding of the combined company, wherein after the successful completion of the Share Exchange, the Member or its designee(s) shall beneficially own approximately 80% of the Company’s Common Stock, on a fully diluted basis, immediately prior to closing and after giving effect to any issuances by the Company. In addition, the parties have agreed to certain additional closing conditions and to extend the final date of the Share Exchange Agreement to July 31, 2024.

The foregoing description of the Amendment Agreement is a summary and is qualified in its entirety by reference to the full text of the Amendment Agreement a copy of which is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On June 28, 2024, the Company issued a press release announcing the transaction described in Item 1.01, and as incorporated herein by reference. The press release also includes certain preliminary and unaudited revenue forecasts for Core Optics.

A copy of the above-mentioned press release is attached herewith as Exhibit 99.1.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks, uncertainties, and assumptions that are difficult to predict. All statements other than statements of historical fact contained in this Current Report on Form 8-K, including statements regarding future events, our future financial performance, business strategy, and plans and objectives of management for future operations, are forward-looking statements. The Company has attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” or “should,” or the negative of these terms or other comparable terminology. The forward-looking statements made herein are based on the Company’s current expectations. Actual results could differ materially from those described or implied by such forward-looking statements as a result of various important factors. The forward-looking statements made herein are based on the Company’s current expectations, assumptions, and projections, which could be incorrect. The forward-looking statements made herein speak only as of the date of this Current Report on Form 8-K and the Company undertakes no obligation to update publicly such forward-looking statements to reflect subsequent events or circumstances, except as otherwise required by law.

Item 9.01 Financial Statements And Exhibits.

d) Exhibits

Exhibit No.	Description
10.1	Amendment to the Share Exchange Agreement, dated June 27, 2024
99.1	Press Release dated June 28, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Coretec Group Inc.
Date: June 28, 2024
	By:	/s/ Matthew J. Kappers
	Name:	Matthew J. Kappers
	Position:	Chief Executive Officer